                                                                   EXHIBIT 10.24


                                AMENDMENT NO. 5
                TO THIRD AMENDED AND RESTATED REVOLVING CREDIT,
                     TERM LOAN AND REIMBURSEMENT AGREEMENT
                                      AND
                                  AMENDMENT TO
                              LC ACCOUNT AGREEMENT
                                      AND
                               SECURITY AGREEMENT


     THIS AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED REVOLVING CREDIT, TERM LOAN AND REIMBURSEMENT AGREEMENT AND AMENDMENT TO LC ACCOUNT AGREEMENT AND SECURITY AGREEMENT (this "Amendment Agreement") is made and entered into as of the 31st day of March, 1996 among:

     NABI (f/k/a North American Biologicals, Inc.), a Delaware corporation ("Borrower"); and

     NATIONSBANK, NATIONAL ASSOCIATION (SOUTH) (f/k/a NationsBank of Florida, National Association), a national banking association, in its capacity as a lender (the "Lender") and as agent for the Lender (s) (the "Agent");

                            W I T N E S S E T H :

     WHEREAS, the Borrower, the Lender and the Agent have entered into a Third Amended and Restated Revolving Credit, Term Loan and Reimbursement Agreement dated as of December 1, 1994, as amended hereby and as amended prior to the date hereto, (the "Agreement") pursuant to which the Lender agreed to make a revolving credit loan and a term loan to the Borrower and to issue certain letters of credit on behalf of the Borrower (the "Loans");

     WHEREAS, the Borrower has issued $80,500,000 in convertible subordinated debentures (the "Convertible Subordinated Debentures"), the net proceeds of which have been or will be used, among other things, to retire the Flexible Term Notes, repay certain Revolving Loans and to prepay the Term Loan;

     WHEREAS, the Borrower has requested that the Lender and the Agent amend certain provisions of the Agreement and the Lender and the Agent have agreed to do so in the manner set forth in this Amendment Agreement;

     WHEREAS, the Loans have been secured by the Borrower's granting a security interest to the Agent in certain collateral pursuant to the Security Agreement, which the Borrower, the Lender and the Agent have agreed to amend in the manner set forth in this Amendment Agreement; and

     WHEREAS, the parties entered into a certain LC Account Agreement dated as of December 1, 1994 in connection with the Agreement, which the Borrower, the Lender and the Agent have agreed to amend in the manner set forth in this Amendment Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

1. DEFINITIONS. Any capitalized terms used herein without definition shall have the meaning set forth in the Agreement. The term "Agreement" as used herein and in the Agreement and other Loan Documents shall mean the Agreement as hereby amended.

2. AMENDMENTS. Subject to the terms and conditions set forth herein, the Agreement is hereby amended as follows:
     (a) the definition of Applicable Interest Addition is amended and restated as follows:

     "Applicable Interest Addition" means for each Floating Rate Loan or LIBOR Loan that percent per annum set forth below:


                               INTEREST ADDITION
                               -----------------

               FLOATING RATE LOAN                LIBOR LOAN
               ------------------                ----------
                      1.00%                         2.25%

     Beginning with the fiscal quarter ending on June 30, 1996, the Applicable Interest Addition shall be adjusted based on the Borrower's Consolidated Interest Coverage Ratio and its Consolidated Leverage Ratio as of the last day of each fiscal quarter (each such date, an "Effective Date") as follows:


                         RATIOS                                         INTEREST ADDITION
- ---------------------------------------------------------------------------------------------
    CONSOLIDATED                    CONSOLIDATED INTEREST            LIBOR      FLOATING RATE
   LEVERAGE RATIO                      COVERAGE RATIO                LOAN            LOAN
=============================================================================================
Less than or equal to              Greater than or equal to          1.50%           .25%
1.50 to 1.00                       4.75 to 1.00


Greater than 1.50 to               Greater than or equal to          2.00%           .75%
1.00 but less than 2.00            4.00 to 1.00 but less
to 1.00                            than 4.75 to 1.00

Greater than or equal to           Greater than or equal to          2.25%          1.00%
2.00 to 1.00 but less              3.25 to 1.00 but less
than 3.50 to 1.00                  than 4.0 to 1.00

Greater than or equal to           Greater than or equal to          2.50%          1.25%
3.50 to 1.00 but less              2.50 to 1.00 but less
than 5.50 to 1.00                  than 3.25 to 1.00

     Such adjustments shall be effective as to any Loan as of the first day next following each date on which the Borrower delivers its Compliance Certificate in accordance with the terms of the Agreement.

     In the event that the calculation of the ratios stated above place the Borrower on separate tiers or levels for purposes of determining the Interest Addition, the tier resulting in the higher Interest Addition shall be used.

     (b) The definition of "Consolidated Fixed Charges" is amended and restated as follows:

     "Consolidated Fixed Charges" means, with respect to the Borrower and its Subsidiaries, for any Four-Quarter Period indicated, the sum of, without duplication, (i) Consolidated Net Interest Expense less Consolidated Imputed Interest, (ii) dividends or distributions and (iii) as of the last day of such Four Quarter Period current maturities of Consolidated Funded Indebtedness.

      (c) The definition of "Consolidated Fixed Charge Ratio" is amended and restated as follows:

      "Consolidated Fixed Charge Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of (i) Consolidated EBITDA minus Maintenance Capital Expenditures to (ii) Consolidated Fixed Charges; which ratio shall be calculated (i) for each fiscal quarter ending on March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning January 1, 1996 and ending as of the end of each first, second, third and fourth quarter period, as the case may be, and (ii) after December 31, 1996 for the Four-Quarter Period ending on the date of computation.

      (d) The definition of "Consolidated Interest Coverage Ratio" is amended and restated as follows:

      "Consolidated Interest Coverage Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of (a) Consolidated Net Income plus to the extent deducted in determining consolidated Net Income (i) taxes based on income, and (ii) Consolidated Interest Expense to (b) Consolidated Net Interest Expense less Consolidated Imputed Interest; which ratio shall be calculated (i) for each fiscal quarter ending on March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996
      based on the annualized operations of the Borrower and its Subsidiaries for the period beginning January 1, 1996 and ending as of the end of each first, second, third and fourth quarter period, as the case may be, and
      (ii) after December 31, 1996 for the Four-Quarter Period ending on the date of computation.

      (e) The definition of "Consolidated Leverage Ratio" is amended and restated as follows:

      "Consolidated Leverage Ratio" means, with respect to the Borrower and its Subsidiaries, the ratio of (x) Consolidated Indebtedness minus cash on hand greater than $4,000,000 to (y) Consolidated EBITDA (i) for each fiscal quarter ending on March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996 based on the annualized operations of the Borrower and its Subsidiaries for the period beginning January 1, 1996 and ending as of the end of each first, second, third and fourth quarter period, as the case may be, and (ii) after December 31, 1996 for the Four-Quarter Period ending on the date of computation.

      (f) A new definition of "Consolidated Net Interest Expense" is added as follows:

      "Consolidated Net Interest Expense" means, with respect to any period of computation thereof, Consolidated Interest Expense minus interest income.

      (g) The definition of "Eligible Inventory" is hereby amended by deleting the phrase, "work in process" from each place that it appears.

      (h) The definition of "Eligible Securities" is hereby amended by (i) deleting the figure "92" from paragraph (d) thereof and inserting, in lieu thereof, the figure "270", (ii) adding, in paragraph (h) thereof, before the phrase "mutual funds" the phrase "money market" and (iii) deleting from paragraph (h) thereof the phrase, "the shares of which mutual funds are at all times rated "AAA" by S&P".

      (i) The definition of "Letter of Credit" is amended and restated as follows:

      "Letter of Credit" means, as of the date of final payment of the Flexible Term Notes, any Commercial LC.

      (j) The definition of "Revolving Credit Termination Date" is hereby amended by changing the date "January 31, 1996" to "December 31, 1998".

      (k) The definition of "Total Revolving Credit Commitment" is hereby amended and restated as follows:

      "Total Revolving Credit Commitment" means an amount equal to $20,000,000, as reduced from time to time in accordance with Section 2.09.

      (l) Section 2.11 is amended by adding the following phrase to the end of the first sentence "in the event such Revolving Credit Debit Balance, Swing Line Outstandings and Outstanding Letters of Credit are equal to or greater than 50% of the Total Revolving Credit Commitment and three eighths percent (3/8%) per annum in the event such Revolving Credit Debit Balance, Swing Line Outstandings and Outstanding Letters of Credit are less than 50% of the Total Revolving Credit Commitment."

      (m) Sections 8.01 through 8.05 are hereby amended and restated as follows:

      8.01 Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth to be less than $31,000,000, such amount to be increased at the end of each fiscal quarter, beginning with the fiscal quarter ending March 31, 1996 by at least 50% of Consolidated Net Income greater than zero for the immediately preceding fiscal quarter.

      8.02 Consolidated Interest Coverage Ratio. Permit as at the end of the quarters ending on the dates set forth below the Consolidated Interest Coverage Ratio to be less than the ratio set forth opposite such date, respectively.


                       PERIOD                             RATIO
            ==============================             ============
            March 31, 1996                             1.20 to 1.00
            June 30, 1996                              1.75 to 1.00
            September 30, 1996                         2.00 to 1.00
            December 31, 1996 and
            each fiscal quarter in 1997                2.25 to 1.00
            Each fiscal quarter thereafter             2.50 to 1.00

      8.03 Consolidated Fixed Charge Ratio. Permit as at the quarters ending on the dates set forth below the Consolidated Fixed Charge Coverage Ratio to be less than the ratio set forth opposite such date, respectively.

                       PERIOD                             RATIO
            ==============================             ============
            June 30, 1996                              1.40 to 1.00
            September 30, 1996                         1.50 to 1.00
            December 31, 1996                          2.00 to 1.00
            and each fiscal quarter thereafter

      8.04 Consolidated Leverage Ratio. Permit as at the quarters ending on the dates set forth below the Consolidated Leverage Ratio to be more than the ratios set forth opposite such date, respectively:


                       PERIOD                             RATIO
            ==============================             ============
            March 31, 1996                             5.25 to 1.00
            June 30, 1996                              4.25 to 1.00
            September 30, 1996                         4.25 to 1.00
            December 31, 1996                          3.75 to 1.00
            March 31 1997                              3.50 to 1.00
            June 30, 1997 and                          3.00 to 1.00
            each fiscal quarter thereafter

      8.05 Consolidated Current Ratio. Permit as at the end of any fiscal quarter the Consolidated Current Ratio to be less than 1.25 to 1.00.

      (n) Section 8.06 (d) is amended by replacing the amount "$500,000" with the amount "$1,500,000."

      (o)   Section 8.06 (g) is amended and restated as follows:
      "(g) Indebtedness in connection with the Convertible Subordinated Debentures."

      (p) Section 8.08 (d) is amended by replacing the amount "$100,000" with the amount "$500,000".

      (q) Section 8.09 (b) is amended by replacing the amount "$500,000" in paragraph (ii) with the amount "$1,000,000."

      (r)   Section 8.09 (f) is amended and restated as follows:

      "(f) Loans and advances to Cangene Corporation in connection with improvements to its manufacturing plant not to exceed $3,000,000."

      (s) The existing Sections 8.17 through 8.19 are hereby deleted, and new Sections 8.17, 8.18 and 8.19 are hereby added in lieu thereof to the end of Article VIII as follows:

      8.17 Use of Convertible Subordinated Debenture Proceeds. Permit the net proceeds of the Convertible Subordinated Debt Offering to be used for any purpose, other than

      (a)   to repay the Revolving Loans;
      (b)   to repay permanently the Term Loans in full;
      (c) to fund the LC Account to the extent required by the Agreement and the LC Account Agreement; and
      (d) to fund Capital Expenditures, research and development costs and for working capital purposes.

      8.18  Negative Pledge.  Agree, for the benefit of any third party to whom the Borrower or its Subsidiaries have any Indebtedness, to allow the incurrence, creation, assumption of or permit to exist any Liens with respect to any of its property now owned or hereafter acquired by the Borrower or any of its Subsidiaries.


      8.19 Interest on Convertible Subordinated Debentures. Upon an Event of Default, pay any interest due on the Convertible Subordinated Debentures.

3.    Universal Amendments to Loan Documents.

      (A) All references in the Loan Documents to the "Junior Capital Facility" are hereby deleted.

      (B) All references in the Loan Documents to "North American Biologicals, Inc." are hereby deleted and "NABI" inserted in lieu thereof.

      (C) All references in the Loan Documents to the "Term Loan", the "Term Loan Commitment", the "Term Loan Maturity Date" and the "Term Note" are hereby deleted, and the Term Loan Commitment is hereby terminated.

      (D) All references in the Loan Documents to the "Mortgages", the "Mortgaged Property" and the "Immunoglobulin Facility Mortgage" are hereby deleted.

4. Amendment to LC Account Agreement. As collateral for the reimbursement obligations resulting from drawings under the Direct Pay LC, the Borrower has agreed to deposit certain proceeds of the Convertible Subordinated Debentures in an amount at least equal to the stated amount of the Direct Pay LC. Notwithstanding any language to the contrary in the LC Account Agreement, the Agent may apply all amounts deposited in the LC Account to reimburse the Lender for the amount of any drawings under the Letters of Credit. The parties hereto understand and agree that the Borrower has given notice of redemption to the Trustee of the Flexible Term Notes, such redemption to occur on the dates set forth in such redemption notice and in the manner as described in the Note Agreement. The parties further understand and agree that the Trustee will make drawings on the Letter of Credit in order to make such redemptions. The parties confirm that any amounts maintained in the LC Account may be applied toward the reimbursement of the Lender of any such drawings as contemplated by the LC Account Agreement. The LC Account Agreement shall otherwise remain in full force and effect.

5. Security Agreement. The Borrower and the Agent agree that the Security Agreement is hereby amended by releasing all Collateral thereunder related to the Immunoglobulin Facility. The Agent agrees to execute and deliver to the Borrower any further documentation required to effectuate such release.

     The Borrower agrees to provide the Agent with financing statements and other documentation as may be required to evidence the Borrower's change of name to maintain perfection of the Agent's and the Lender's security interests.

6. Release of Immunoglobulin Facility Mortgage. The Agent hereby releases the security interests granted to it pursuant to the Mortgages and agrees to execute and deliver to the Borrower any further documentation required to effectuate such release. All releases, discharges, reassignments and transfers made pursuant hereto shall be made without representation, warranty or recourse, express or implied, by the Bank. Notwithstanding anything herein to the contrary, any indemnities or reinstatement obligations expressly stated in the Mortgages to survive termination of the Mortgages shall survive and continue.

7. Representations and Warranties. In order to induce the Agent and the Lender to enter into this Agreement, the Borrower represents and warrants to the Agent and the Lender as follows:

     (a) The representations and warranties made by Borrower in Article VI of the Agreement are true in all material respects on and as of the date hereof;

     (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since the date of the most recent financial reports of the Borrower received by the Agent and the Lender under Section 6.01 (f) of the Agreement, other than changes in the ordinary course of business;

     (c) The business and properties of the Borrower and its Subsidiaries, taken as a whole, are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent and the Lender under Section 6.01 (f) of the Agreement, have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

     (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement either immediately or with the lapse of time or the giving of notice, or both.

8. Condition Precedent. The Borrower shall deliver, or cause to be delivered to the Agent, the following:

     (i)   an executed copy of this Amendment Agreement;

      (ii) Resolutions of the Board of Directors of Borrower and each Subsidiary with respect to the approval of this Amendment Agreement and the transactions contemplated hereby;

      (iii) a certificate of the Secretary or Assistant Secretary of the Borrower as to Charter, Bylaws, Resolutions and incumbency of officers executing this Amendment Agreement;

      (iv) such other instruments and documents as the Agent may reasonably request;

9.    Miscellaneous.

      (a) All instruments and documents incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory in form and substance to the Agent and its counsel.

      (b) This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

      (c) Except as hereby specifically amended, modified or supplemented, the terms of the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.



                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                  BORROWER:

WITNESS:                          NABI

/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  ----------------------------------------------
                                  Title:  Senior Vice President
                                  ----------------------------------------------


                                  LENDER:

WITNESS:                          NATIONSBANK, NATIONAL ASSOCIATION (SOUTH)

/s/ Caridad Garmendia             By: /s/ Allison Freeland
/s/ S. Manchanda                  ----------------------------------------------
                                  Name:   Allison Freeland
                                  ----------------------------------------------
                                  Title:  Vice President
                                  ----------------------------------------------


                                  AGENT:

WITNESS:                          NATIONSBANK, NATIONAL ASSOCIATION (SOUTH)

/s/ Caridad Garmendia             By: /s/ Allison Freeland
/s/ S. Manchanda                  ----------------------------------------------
                                  Name:   Allison Freeland
                                  ----------------------------------------------
                                  Title:  Vice President
                                  ----------------------------------------------

Each of the Guarantors have joined in this Agreement for the purpose of consenting hereto.

                                  GUARANTORS:

WITNESS:                          PREMIER BIORESOURCES, INC.
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          NABI FOREIGN SALES, LTD.
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          BIOMUNE CORPORATION
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          BIOPLAS GMBH
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          NABI FINANCE, INC.
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          NORTH AMERICAN BIOLOGICALS GMBH
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          N.A.B.I. BIOMEDICAL GMBH
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title:


WITNESS:                          UNIVAX PLASMA, INC.
/s/ Dianne Hobbs                  By: /s/ Alfred J. Fernandez
/s/ Lorraine Breece               ----------------------------------------------
                                  Name:   Alfred J. Fernandez
                                  Title: